UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2017

SIRRUS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-199818	81-4158931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11340 Lakefield Drive, Suite 200, Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 263-7622

N/A

(Former name or former address, if changed since last report.)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On November 20, 2017, Sirrus Corp., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Adar Bays, a Florida limited liability company (“Adar”), providing for the purchase of seven (7) convertible notes in the aggregate principal amount of $230,000 (the “Notes”), with the first Note being in the amount of $68,000 (“First Note”) and the remaining six (6) Notes being in the amount of $27,000 each (the “Back End Notes”). Each Note bears interest at the rate of 8% per annum and matures on November 20, 2018.

Each Back-End Note shall be paid for by an offsetting a $27,000 promissory note issued to the Company by Adar on November 20, 2017 (each, the “Adar Promissory Note” and collectively, the “Adar Promissory Notes”), provided that prior to the conversion of each Back-End Note, Adar must have paid off an Adar Promissory Note in cash. The first Adar Promissory Note matures on January 20, 2018 with an additional note maturing one month thereafter until June 20, 2018, unless the Company does not meet the “current public information” requirement pursuant to Rule 144, in which case both Adar Back-End Notes and the Adar Promissory Notes may be both cancelled. The Adar Promissory Notes is secured by the First Note.

Adar or other holder(s) of the Notes (the “Holder”) may, at its option, at any time after 180 days, to convert all or any amount of the principal face amount of each Note then outstanding into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price (“Conversion Price”) for each share of Common Stock equal to fifty percent (50%) of the lowest closing bid price of the Common Stock as reported on the OTCQB, which the Company’s shares are traded, or any exchange upon which the Common Stock may be traded in the future, for the lower of (i) twenty (20) prior trading days immediately preceding the issuance date of the Note or (ii) the twenty (20) prior trading days including the day upon which a Notice of Conversion is received by the Company or its transfer agent. Such conversion shall be effectuated by the Company delivering the shares of Common Stock to the Holder within three (3) business days of receipt by the Company of the Notice of Conversion. Accrued, but unpaid interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To the extent the Conversion Price of the Company’s Common Stock closes below the par value per share, the Company will take all steps necessary to solicit the consent of the stockholders to reduce the par value to the lowest value possible under law. The Company agrees to honor all conversions submitted pending this increase. In the event the Company experiences a DTC “Chill” on its shares, the Conversion Price shall be decreased to forty percent (40%) instead of fifty percent (50%) while that “Chill” is in effect. In no event shall the Holder be allowed to effect a conversion if such conversion, along with all other shares of Company Common Stock beneficially owned by the Holder and its affiliates would exceed nine and nine-tenths percent (9.9%) of the outstanding shares of the Common Stock of the Company. All the terms set forth herein, including but not limited to interest rate, prepayment terms, conversion discount or lookback period will be adjusted downward (i.e. for the benefit of the Holder) if the Company offers a more favorable conversion discount (whether via interest, rate OID or otherwise) or lookback period to another party or otherwise grants any more favorable terms to any third party than those contained herein while this note is in effect.

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Interest on the unpaid balance of the Notes shall be paid by the Company in Common Stock (“Interest Shares”). The Holder may, at any time, send in a Notice of Conversion to the Company for Interest Shares based on the formula provided above. The dollar amount converted into Interest Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

The First Note may be prepaid with the following penalties: (i) if the First Notes is prepaid within 90 days of the issuance date, then at 125% of the face amount plus any accrued interest; (ii) if the First Note is prepaid after 90 days after the issuance date but less than 180 days after the issuance date, then at 150% of the face amount plus any accrued interest. The First Note may not be prepaid after the 6th month anniversary. Such redemption must be closed and funded within three (3) days of giving notice of redemption of the right to redeem shall be null and void.

The Back-End Notes may not be prepaid, except that if the First Note is redeemed by the Company within six (6) months of the issuance date of such Note, all obligations of the Company under the Back-End Notes and all obligations of Adar under the Adar Promissory Notes will be automatically be deemed satisfied and the Back-End Notes and the Adar Promissory Notes will be automatically be deemed cancelled and of no further force or effect.

Upon (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions, (ii) a reclassification, capital reorganization (excluding an increase in authorized capital) or other change or exchange of outstanding shares of the Common Stock, other than a forward or reverse stock split or stock dividend, or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i), (ii) and (iii) being referred to as a “Sale Event”), then, in each case, the Company shall, upon request of the Holder, redeem the Notes in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of the Notes (together with the amount of accrued but unpaid interest) into shares of Common Stock immediately prior to such Sale Event at the Conversion Price.

If one or more of the following described “Events of Default” shall occur:

(a) The Company shall default in the payment of principal or interest on the Notes or any other note issued to the Holder by the Company; or

(b) Any of the representations or warranties made by the Company in the Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of the Notes shall be false or misleading in any respect; or

(c) The Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement or obligation of the Company under the Notes or any other note issued to the Holder; or

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(d) The Company shall (1) become insolvent (which does not include a “going concern opinion); (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (4) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or

(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or

(g) One or more money judgments, writs or warrants of attachment, or similar process, in excess of fifty thousand dollars ($50,000) in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h) Defaulted on or breached any term of any other note of similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period; or

(i) The Company shall have its Common Stock delisted from an exchange (including the OTC Markets exchange) or, if the Common Stock trades on an exchange, then trading in the Common Stock shall be suspended for more than 10 consecutive days or ceases to file its 1934 Act reports with the SEC;

(j) If a majority of the members of the Board of Directors of the Company on the date hereof are no longer serving as members of the Board;

(k) The Company shall not deliver to the Holder the Common Stock without restrictive legend within three (3) business days of its receipt of a Notice of Conversion which includes an Opinion of Counsel expressing an opinion which supports the removal of a restrictive legend; or

(l) The Company shall not replenish the reserve set forth in the Notes, within (3) business days of the request of the Holder; or

(m) The Company shall be delinquent in its periodic report filings with the Securities and Exchange Commission; or

(n) The Company shall cause to lose the “bid” price for its stock in a market (including the OTC marketplace or other exchange).

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Then, or at any time thereafter, unless cured within 5 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder’s sole discretion, the Holder may consider the Notes immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of subsection (k) the penalty shall be $250 per day the shares are not issued beginning on the 4th day after the conversion notice was delivered to the Company. This penalty shall increase to $500 per day beginning on the 10th day. The penalty for a breach of Section subsection (n) shall be an increase of the outstanding principal amounts by 20%. In case of a breach of subsection (i), the outstanding principal due under the Notes shall increase by 50%. If the First Note is not paid at maturity, the outstanding principal due under the First Note shall increase by 10%. Further, if a breach of subsection (m) occurs or is continuing after the six (6) month anniversary of the Notes, then the Holder shall be entitled to use the lowest closing bid price during the delinquency period as a base price for the conversion.

In addition to the foregoing Events of Default, in the event that the Company’s Common Stock has a closing bid price of less than $0.002 per share for at least 5 consecutive trading days; or the aggregate dollar trading volume of the Company’s Common Stock is less than ten thousand dollars ($10,000.00) in any 5 consecutive trading days, the Holder may cancel both the Back-End Notes and Adar Promissory Notes.

The foregoing description of the terms of the Agreement, the First Note, Back End Notes and Adar Promissory Notes do not purport to be complete and are qualified in its entirety by the complete text of the documents attached as exhibits to this Current Report on Form 8-K.

The issuances of the Notes were made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Notes was an “accredited investor” as defined under Rule 501(a) of Regulation D promulgated under the Securities Act.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 22, 2017, Sirrus Corp., a Nevada corporation (the “Company”) filed a Certificate of Change with the Nevada Secretary of State in order to implement a forty-for-one (40:1) forward stock split (the “Forward Split”) for all issued and outstanding shares of the Company’s common stock, par value $0.00001 (the “Common Stock”) and a contemporaneous forty-for-one (40:1) increase in the number of shares of the Company’s authorized Common Stock from 200 million to 8 billion shares, in accordance with the procedures authorized by Nevada Revised Statutes Sections 78.207 and 78.209. The board of directors of the Company approved this corporate action by resolutions adopted at a meeting duly held on November 6, 2017. The Forward Split did not require stockholder approval.

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The Forward Split will be effective for trading purposes at the market opening on November 28, 2017, at which time the Common Stock will begin trading on the OTC Pink Sheet on a split-adjusted basis. The trading symbol for the Common Stock will remain “SRUP”, although the letter “D” will be temporarily appended to the ticker symbol for twenty trading days following the Forward Split.

Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Forward Split will automatically be reflected in their brokerage accounts. Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Action Stock Transfer Corporation at the address set forth below. Action Stock Transfer Corporation will issue a new stock certificate reflecting the Forward Split to each requesting stockholder.

Action Stock Transfer Corporation

2469 E. Fort Union Blvd., Suite 214

Salt Lake City, UT 84121

Telephone (801) 274-1088

Email: action@actionstocktransfer.com

www.actionstocktransfer.com

A copy of the Certificate of Change is filed an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.:	Description:
3.1	Certificate of Change, dated November 22, 2017, of Sirrus Corp.
10.1	Securities Purchase Agreement, dated as of November 20, 2017, between Sirrus Corp. and Adar Bays, LLC
10.2	$68,000 8% Convertible Redeemable Promissory Note, dated November 20, 2017, of Sirrus Corp. for the benefit of Adar Bays, LLC due November 20, 2018
10.3	$27,000 8% Convertible Redeemable Note, dated November 20, 2017, of Sirrus Corp. for the benefit of Adar Bays, LLC due November 20, 2018
10.4	$27,000 8% Collateralized Secured Promissory Note, dated November 20, 2017, of Adar Bays, LLC for the benefit of Sirrus Corp. due January 20, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRRUS CORP.

Date: November 28, 2017	By:	/s/ Sparrow Marcioni
	Name:	Sparrow Marcioni
	Title:	Chief Executive Officer, President, Secretary & Treasurer

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